COCRYSTAL
PHARMA, INC.

# Antiviral Therapies

## Corporate Presentation
## January 2018

# Forward Looking Statements

This presentation contains forward-looking statements, including the NASDAQ uplisting, the anticipated timing of our drug development programs, IND filings, and opportunities in the hepatitis C and influenza antiviral markets. Forward-looking statements also are prefaced by words such as "expect," "plan," "intend," "anticipate," and similar words. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements for a variety of reasons, including delays in manufacturing created by third parties, the ability of clinical research organizations to recruit patients, delays in the NASDAQ listing application process and unanticipated issues with NASDAQ accepting our listing application, and the failure to obtain adequate financing to fund our programs. Also see the risk factors contained in our Form 10-K for the year ended December 31, 2016. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. We do not intend to nor do we undertake any duty to update these forward-looking statements.

# Corporate Overview

| Highlights | Target Diseases |
|---|---|
| Clinical Stage Antiviral Company | Hepatitis |
| Wholly Owned Product Portfolio | Influenza |
| Proprietary drug discovery platform | Norovirus Gastroenteritis |

# Investment Highlights

- Nobel Prize winning expertise leveraged to design first- and best-in-class antiviral drug candidates addressing well established and growing markets
- Lead program CC-31244 for the treatment of hepatitis C infection entering Phase 2a
  - Topline data expected before year end
  - Exploring partnering opportunities in strategic territories
- Influenza candidate, CC-42344 is a novel PB2 inhibitor scheduled to enter Phase 1 in Q4 for the treatment of influenza
  - Shown excellent antiviral activity against influenza A strains, including avian pandemic strains and Tamiflu resistant strains
- Company positioned to achieve multiple clinical and regulatory milestones in the near term
- Uplisting to NASDAQ expected Q1 2018

# Robust Development Pipeline

| Program | | Discovery | Preclinical | Phase 1 | Phase 2 | Phase 3 |
|---|---|---|---|---|---|---|
| Hepatitis C | **CC-31244**<br>(Pan-genotypic NS5B NNI) | | | | | |
| | **CC-2850**<br>(Pan-genotypic NS5B Nuc) | | | | | |
| | **CC-2069**<br>(Pan-genotypic NS5A inhibitor) | | | | | |
| Influenza | **CC-42344**<br>(Influenza A PB2 inhibitor) | | | | | |
| | **Influenza A/B inhibitor** | | | | | |
| Norovirus | **Noro Polymerase Inhibitor** | | | | | |

# Seasoned Management Team

**Gary Wilcox, Ph.D.**
*Vice Chairman and Interim Chief Executive Officer*
Over 35 years of executive biotech leadership experience and played a key role in the development of Cialis

**Sam Lee, Ph.D.**
*President*
20 years of anti-infective drug discovery research experience and played a key role in the early development of phosphoinositide 3-kinase (PI3K) delta inhibitors

**James J. Martin, MBA, CPA**
*Chief Financial Officer*
25 years of finance and management experience including providing financial leadership to commercial-stage, publicly traded health science companies

# Board of Directors

| | |
|---|---|
| Raymond F. Schinazi, Ph.D<br>*Chairman* | Frances Winship Walters Professor of Pediatrics, Director, Laboratory of Biochemical Pharmacology and Director, HIV Cure Scientific Working Group at Emory University |
| Gary Wilcox, Ph.D.<br>*Vice Chairman and Interim Chief Executive Officer* | Vice Chairman and Interim Chief Executive Officer, Cocrystal Pharma, Inc. |
| David S. Block, M.D.<br>*Director* | President and Chief Executive Officer of Gliknik Inc. |
| Phillip Frost, M.D.<br>*Director* | Chairman and CEO of Opko Health, Inc. |
| Jane Hsiao, Ph.D.<br>*Director* | Vice Chairman and Chief Technical Officer of Opko Health, Inc. |
| Steve Rubin<br>*Director* | Executive Vice President-Administration and a director of OPKO Health, Inc. |

# Scientific Advisors

| | |
|---|---|
| Roger Kornberg, Ph.D.<br>*Chief Scientist, Chairman of Scientific Advisory Board* | Professor of Structural Biology at Stanford University School of Medicine. Nobel Laureate in Chemistry, Member of the National Academy of Sciences, and the American Academy of Arts and Sciences |
| Michael Levitt, Ph.D. | Stanford University School of Medicine. Professor, Department of Structural Biology. Nobel Laureate in Chemistry, Member of the National Academy Sciences, and fellow of the Royal Society, London |
| Baek Kim, Ph.D. | Director of Center for Drug Discovery, Professor of Pediatrics, Department of Pediatrics, Emory School of Medicine. Clinical and Translational Science and HIV/HSV Pathogenesis |
| Bob Lehman, Ph.D. | Stanford University School of Medicine. Professor, Department of Biochemistry. Member of the National Academy Sciences |
| Gary Schoolnik, M.D. | Stanford University School of Medicine. Professor & Chief, Division of Geographic Medicine & Infectious Diseases; Professor, Microbiology & Immunology |
| Roland Strong, Ph.D. | Fred Hutchinson Cancer Research Center. Professor, Department of Structural Biology |
| Christophe Verlinde, Ph.D. | University of Washington. Associate Professor, Department of Structural Biology |

# Cocrystal Technology

## Nobel Prize Winning Technology



- Near atomic resolution, X-ray quality crystal production



- Drug pocket selection
- Hit-to-lead process



- Lead optimization



**Drug candidates**

# CC-31244: Broad Spectrum HCV NNI

## Demonstration of Cocrystal's Enabling Technology

HCV GT1 – GT6 NS5B polymerase crystals





CC-31244
HCV NS5B polymerase

Proven track record for broad spectrum antiviral leads

# Hepatitis C Treatment Market Share

## Nine Months Ended September 30, 2017 Sales, $10.25 Billion



Abbvie $764M
Merck $1.36B
J&J $481M
Gilead $7.64 B
Gilead (Harvoni, Epclusa, Sovaldi, Vosevi)
J&J (Olysio)
AbbVie (Viekira, Mavyret)
Merck (Zepatier)

Source: 2017 10-Q quarterly filings for period ending September 30, 2017

# Abbivie's Mavyret Demonstrated a Shorter Treatment: From 12 Weeks To 8 Weeks

**Approved broad spectrum HCV combination therapy**

Nuc + NS5A inhibitor


Epclusa
400 mg / 100 mg

**<u>Gilead's EPCLUSA</u>**
(sofosbuvir 400mg/ velpatasvir 100 mg)
**12 weeks treatment**
**Approved June 2016**

PI + NS5A inhibitor


Mavyret

**<u>Abbivie's Mavyret</u>**
(glecaprevir 100 mg/ pibrentasvir 40 mg)
**8 weeks treatment**
**Approved August 2017**

# Cocrystal's HCV Strategy: Shorter Combination Therapy

Multiple opportunities in developing shorter combination therapy with approved HCV drugs


CC-31244
NS5B NNI
NS5A Inhibitor
NS5B Nuc
NS3 Protease Inhibitor
2 or 3 broad spectrum drugs for shorter therapy

# Next Wave Cocrystal's Combination Therapy: CC-31244 with Approved HCV Drugs

- Potential best-in-class HCV NNI with a strong profile
  - Broad spectrum, potent NS5B polymerase inhibitor
  - Developed by Cocrystal's proprietary structure-based discovery platform
  - High barrier to drug resistance
  - Effective against known NNI drug resistant variants
  - Liver targeting
- Acceptable safety and efficacy profiles in Phase I studies
- Potential for a shorter therapy with existing HCV combination therapy
- Phase 2a scheduled

# Phase 1a Study Completed

| Single ascending doses (complete) | → | 20 mg | 50 mg | 100 mg | 200 mg* | 400 mg |
|---|---|---|---|---|---|---|
| | | N = 40; 30 CC-31244, 10 placebo; * food effect assessed | | | | |

| Multiple ascending doses (complete) | → | 200 mg BID | 400 mg QD |
|---|---|---|---|
| | | N = 16; 12 CC-31244, 4 placebo x 7 days | |

**Endpoints**

- Safety: adverse events (AEs) and laboratory abnormalities

# Phase 1b Study Completed

**HCV GT1**
**HCV RNA≥ 5 $log_{10}$IU/ml Naive**

**Single doses**
**QD or BID x 7 days**

| 200 mg BID x 7 days | Status |
|---|---|
| N = 4; 3 CC-31244,1 placebo | Complete |

| 400 mg QD x 7 days | Status |
|---|---|
| N = 5; 4 CC-31244, 1 placebo | Complete |

| 600 mg QD x 7 days | Status |
|---|---|
| N = 5; 4 CC-31244, 1 placebo | Complete |

## Endpoints

- Efficacy: changes in HCV RNA viral load
- Safety: adverse events (AEs) and laboratory abnormalities

# Superior Viral Load Reduction

- HCV RNA viral load decline of 3 logs by 48 hours
- After the NNI treatment, the viral load levels were slowly increased



Mean Viral Load Change From Baseline
(CC-31244 at 400 mg QD or 200 mg BID x 7 days)
HCV RNA IU/mL (log 10)
0.8
0.5
0.2
-0.1
-0.4
-0.7
-1
-1.3
-1.6
-1.9
-2.2
-2.5
-2.8
-3.1
-3.4
-3.7
-4
CC-31244
400 mg QD
200 mg BID
No CC-31244
1 2 3 4 5 6 7 8 9 10 11 12 13
Day
400 qd mean
200 bid mean

# Best-in-Class Potential of Any NNI

| Drug | Genotype | Dose (mg) | Treatment Duration (days) | Viral load reduction ($Log_{10}$IU/ml) |
|---|---|---|---|---|
| **CC-31244** ⬅ | **Genotype 1-6** ⬅ | **400** ⬅ | **7 (QD)** | **-3.0** |
| **ABT-333* (Dasabuvir)** | Genotype 1 | 400 | 3 (BID) | -1.08 |
| | | 800 | 3 (BID) | -0.95 |
| **GS-9190 (Tegobuvir)** | Genotype 1 | 40 | 3 (BID) | -1.0 |
| | | 120 | 3 (BID) | -1.5 |

(* : approved DAA)

# CC-31244 Phase 2a Study Plan

- An open-label, Phase 2a study evaluating the safety, tolerability and preliminary efficacy of CC-31244 with approved HCV DAAs

**CC-31244 (400 mg) QD**

+

**Approved DAAs**

→ 2 weeks treatment

- Endpoints
  - Efficacy: changes in HCV RNA viral load and uRVR (ultra rapid virologic response)
  - Safety: adverse events (AEs) and laboratory abnormalities
- Regulatory submission Q1 2018

# HCV Summary and Conclusion

- Showed an acceptable safety profile in both healthy volunteers and GT1 patients up to 400 mg x 7 days
- No serious adverse events or discontinuations due to adverse events
- Demonstrated HCV RNA viral load reduction of ~ 3 logs by 48 hours
- Demonstrated a sustained post-treatment antiviral effect after the 7-day treatment
- Potential to be an important DAA in shorter HCV combination regimens

# New Antivirals For Influenza


TIME
IRAQ: IS IT TOO LATE TO WIN THIS WAR?
AVIAN FLU
DEATH THREAT
SPECIAL REPORT: Inside the global race to avert a pandemic

- High mortality rate:
  - 1918 Spanish Flu, 20-100 million deaths
  - 1957 Asian Flu, 1-1.5 million deaths
  - 1968 Hong Kong Flu, 0.75-1 million deaths
  - 2009 Swine Flu, 0.15-0.5 million deaths
- Emerging influenza viruses
  - Highly virulent avian influenza viruses
  - Tamiflu-resistant influenza viruses
- Delayed vaccine development

# Great Opportunity in Influenza Antiviral Market

- Seasonal and pandemic infection
  - 3-5 million cases of severe illness per year
  - 250,000 – 500,000 deaths worldwide*
- Approved influenza therapies has major limitation
- Multiple product routes of delivery, inhalation, oral, and intravenous (IV)
- Stock piling and prophylactic market in addition to standard of care

*Reference: https://www.cdc.gov/flu/about/disease/burden

# Influenza: Still Significant Unmet Need

| Antiviral | Developer | MOA/Dosing |
|---|---|---|
| **Oseltamivir** (Tamiflu) | Gilead/ Genentech | Oral neuraminidase Inhibitor/75 mg bid for five days |
| **Zanamivir** (Relenza) | Biota/ GSK | Inhaled neuraminidase inhibitor/ 5 mg inhalation bid for five days |
| **Peramivir** (Rapivab) | Biocryst/ Shionogi | A single-dose intravenous neuraminidase inhibitor/600 mg IV |
| **Favipiravir** (Avigan, T-705) (Approved in Japan) | Toyama | Nuc, polymerase inhibitor/1,200 mg bid, followed by 600 mg bid for five days |

# Properties Of Cocrystal Influenza Antivirals

- Superior pharmacological properties
  - Broad spectrum against pandemic and seasonal influenza strains
  - Efficacious against neuraminidase inhibitor (Tamiflu) resistant strains
  - Novel mechanism of action
- Flexible drug administration routes
- Satisfactory profile for safety and toxicity
- Excellent chemical properties

# Influenza A Preclinical Lead CC-42344

## Influenza Crystals




CC-42344

- Potent and favorable PK profiles
- Excellent anti-influenza activity against pandemic, seasonal, and Tamiflu resistant influenza strains
- Binds a highly conserved site
- Novel mechanism of action
- IND filing scheduled in 2018

# Early Stage Programs

- Influenza A/B inhibitor program
  - Influenza cocrystals developed
  - Structure-based lead discovery ongoing
  - IND filing in 2019

- Noro Polymerase Inhibitor
  - Structure-based NNI discovery ongoing
  - Multiple polymerase crystals developed
  - Noro nucleoside lead discovery ongoing
  - IND filing in 2019

# Cocrystal-HitGen-InterX Collaboration: Aimed at Rapid Lead Discovery Process

- Combines synergistic drug discovery platforms developed by Cocrystal/HitGen/InterX
- Break-through hit-to-lead process
- High quality novel leads will be developed

# Financial Snapshot – OTCQB: COCP

| | | |
|---|---|---|
| **$146MM**<br>Market cap* | **728MM**<br>Common shares outstanding | **130K**<br>3 month average daily volume* |

* Based on January 2, 2017 closing price of $0.20 per share

# Capitalization Table

| Beneficial Holders | Common Stock | % | *Options & Warrants | Total | % |
|---|---|---|---|---|---|
| Directors and Executive Officers | 434M | 60% | 5.8M | 440M | 58% |
| 5% Holders and Insiders | 78M | 11% | 1.0M | 79M | 11% |
| Others | 216M | 29% | 20.8M | 237M | 31% |
| | | | | | |
| Total | 728M | 100% | 27.6M | 756M | 100% |

* Based on 21.3M options and 6.3M warrants outstanding; no preferred outstanding

# Near-Term Milestones Expected to Drive Value

## Q1 2018

**HVC CC-31244:**

- Commence patient enrollment in Phase 2a study

**Corporate:**

- Uplist to NASDAQ National Market

## Q2 2018

**HVC CC-31244:**

- Commence patient dosing in Phase 2a study

## Q3 2018

**HCV CC-31244:**

- Complete Phase 2a study

**Influenza CC-42344:**

- Complete preclinical IND-enabling studies

## Q4 2018

**HCV CC-31244:**

- Announce Phase 2a topline results

**Influenza CC-42344:**

- Initiate Phase 1 study

# Thank You!